SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

CEDAR FAIR, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
One Cedar Point Drive, Sandusky, Ohio		44870-5259
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (419) 626-0830

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
On December 5, 2012, Cedar Fair, L.P. ("Cedar Fair") sold 1,500,000 units representing limited partnership interests to Magnum Management Corporation ("Magnum"), a wholly owned subsidiary of Cedar Fair, as satisfaction of approximately $50.1 million of inter-company obligations to Magnum. This transaction is exempt from registration under Section 4(2) of the Securities Act of 1933 because the transaction by Cedar Fair did not involve a public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By Cedar Fair Management, Inc., General Partner

By:	/s/ Brian C. Witherow
Brian C. Witherow
Executive Vice President and
Chief Financial Officer

Date: December 6, 2012